Exhibit 99.1

2013 Citi One-on-One

MLP / Midstream

Infrastructure Conference

August 21-22, 2013

Forward-Looking Statements

Some of the information included in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SunCoke

Energy, Inc. (“SunCoke”) or SunCoke Energy Partners, L.P. (“Partnership”), in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.

Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SunCoke and the Partnership, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SunCoke and the Partnership has included in its filings with the Securities and Exchange Commission (including, in the case of the Partnership, its Form S-1) cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SunCoke and the Partnership. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. Neither SunCoke nor the Partnership has any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.

2013 Citi One-on-One MLP / Midstream

About SunCoke Energy Partners, LP (SXCP)

First coke-producing and

steel-industry facing MLP

Coke is essential in blast furnace steel production

General Partner is SunCoke Energy (SXC), the largest independent coke producer in the Americas

65% ownership interest in two modern facilities representing ~1.1 million tons of capacity

Focused on driving distribution growth

7% increase over MQD by Q4 ’13 on strong operations performance

Pending coal logistics acquisitions to close in Q3/4 2013

Opportunities across steel value chain (coke, coal logistics, iron ore processing)

2013 Citi One-on-One MLP / Midstream

Our Sponsor (SXC)


SunCoke Energy
SXC owns:
2% GP interest
56% LP interest
100% IDRs
SXCP SXCPartners
SXC provides via Omnibus Agreement:
• Commercial contract support; 5 yrs from IPO
• Preferential rights to coke growth in US & Canada
• First rights to SXC coke assets, if divested
Coal Logistics
KRT (expected close Q4 '13)
Lakeshore (expected close Q3 '13)
Cokemaking
Middletown (65% interest)
Haverhill (65% interest)
Represents ~1/3 of Domestic Cokemaking EBITDA
Domestic Coke
Middletown (35% interest)
Haverhill (35% interest)
Granite City
Indiana Harbor
Jewell Coke
Represents ~2/3 of Domestic Cokemaking EBITDA
Coal Mining (~114 tons reserves)
Int'l Coke

2013 Citi One-on-One MLP / Midstream 4

Modern Cokemaking Facilities

Backed by Long-Term Contracts

Modern facilities that meet

environmental standards

Average facility age is 4 years, compared to industry average of 37 years

Facility completion/start-up

Middletown: Q4 2011

Haverhill 2: 2008

Haverhill 1: 2005

Long-term contracts with leading

steelmakers

Average remaining contract life of ~13 years

No expiration before 2020

Customers:

Middletown Operations

2013 Citi One-on-One MLP / Midstream 5

Leading Cokemaking Technology

Our industry-leading cokemaking technology meets U.S. EPA Maximum Achievable

Control Technology (MACT) standards and makes larger, stronger coke

Industry-leading

environmental

signature

Leverage negative pressure to substantially reduce emissions

Convert waste heat into steam and electrical power

Generate about 9 MW of electric power per 110,000 tons of annual coke production

2013 Citi One-on-One MLP / Midstream

Attractive Cokemaking Business Model

SXCP™

Cash flow stability through coke sales agreements

SunCoke Contract Attributes

Take-or-pay	✓
Termination Provisions	✓/✗ [1]
Margin protection (i.e., pass-thru provisions) against changes in:	
Cost of Coal	✓
Cost of Coal Blending & Transportation	✓
Operating & Maintenance Costs	✓
Taxes (other than income taxes)	✓
Government Regulation	✓
Fixed Fee for Return on Capital	✓

(1) AK Steel contract at Haverhill 2 has termination right only with permanent closure of blast furnace steelmaking at their Ashland, KY facility and no replacement production elsewhere. AK must also provide 2-year notice and pay significant fee if termination right exercised prior to 2018.

2013 Citi One-on-One MLP / Midstream

7

Reliable Operations / Continuous Improvement

SXCP™

The SunCoke Way

1 Implement best practices
- Standardize operating and maintenance practices to achieve reliable, predictable operations

2 Master coal science
- Use advanced prediction models to optimize coal blend and maximize yield

3 Improve technology
- Increase production flexibility
- Decrease equipment cost and lengthen asset life

Blend optimization	• Compiled comprehensive database of U.S. coals • Developed model to optimize coal blends for cost and quality targets
Yield improvement	• Enhanced oven controls and process automation • Improved coal/coke handling practices and equipment • Maximize power recovery
Larger and stronger coke	• Maximum natural gas/injectant capability for customers • Blast furnaces using 100% SXC/SXCP coke achieve some of best fuel rates in industry
Lower operating cost	• Simple operation; no by-product or waste water treatment plant • Less operating and maintenance manpower requirements • Gross operating cost ~ ½ that of typical by-product batteries

2013 Citi One-on-One MLP / Midstream 8

Near Term Distribution Growth

Strong operations provide immediate distribution growth with pending acquisitions supporting additional future increases

Distribution per unit Outlook

($/unit)

outlook ex-Lakeshore or KRT acquisitions

[Graphic Appears Here]

Minimum quarterly

distribution $0.4125

$0.4225

$0.4325

$0.4425

$0.3071

May ’13 (1) Aug ’13 Nov ’13 Feb ’14

(1) Reflects proration of minimum quarterly distribution rate for the January 23, 2013 closing of the SXCP IPO

2013 Citi One-on-One MLP / Midstream

Pending Acquisitions

$116M in acquisitions to add ~$17M annualized EBITDA

No units issued; cash/debt financing

Lakeshore to add

$4M annual DCF or

$0.12/unit

KRT to add

$6M annual DCF or

$0.18/unit

SXCP Highlights

SXCP Attributes Unitholder Value

Modern, High-Quality

Assets Solid

Distributable

Cash Flow Base

Stable Cash Flows

Near-term

Strong Sponsor Support Distribution

Growth

Financial Flexibility

Potential Growth

via Disaggregation

First Steel-Facing MLP of Steel Value Chain

Advantage

2013 Citi One-on-One MLP / Midstream 10

OUR MARKET OPPORTUNITY

2013 Citi One-on-One MLP / Midstream

Steel Industry Dynamics

Challenging Steel Steelmakers’ and Raw Material

Industry Environment Suppliers’ Strategic Choices

Slowing Operating

China and cost

weak Europe reductions

Leveraged

balance Global

sheets overcapacity

Capital cost

reductions

Skeptical

capital Threat of

markets imports Efficient

capital

Lack of allocation

pricing

power

Lower raw material costs

Implement operating efficiencies

Reduce ongoing capital needs

Allocate capital in highest value-add manner

Unlock value and pursue new technologies via strategic alliances

2013 Citi One-on-One MLP / Midstream

Steel Value Chain

Raw material

Raw materials Crude Finished End

processing/

mining steel steel customer

transportation

Disaggregation

Opportunity

Carbon Ferrous

Transport Processing Handling

Elements of steel value chain can

be disaggregated to create value

Maintain strategic control/use of

assets on long-term, competitive

and reliable basis

Free up and redeploy proceeds

Fund construction of new assets

Requires trusted counterparty to own/operate and valuation/cost of capital advantage

2013 Citi One-on-One MLP / Midstream

SXCP Growth Strategy

First priority is our core cokemaking business	Opportunistic acquisitions of adjacent assets	Evaluation for future value chain expansion
Cokemaking	**Coal Logistics**	**Iron Ore Processing**

Cokemaking

FOCUS

Greenfield development and/or acquisition of existing cokemaking facilities with long-term off take agreements

- SXC (our G.P.) is currently permitting a potential new plant to which we have preferential rights
- Discussing potential acquisition of targeted coke assets, but environmental and integration issues impact complexity and timing
- Customer concentration likely to remain high

Coal Logistics

FOCUS

Selective acquisition of met coal related handling & processing assets, with long-term off take agreements and limited commodity exposure

- Initiated discussions with potential parties
- Current opportunities available and less complex assets implies potentially shorter deal cycle
- Potential to add value to core business and diversify customer base

Iron Ore Processing

FOCUS

Investment in ferrous side of steel value chain (concentrating, pelletizing, transport/handling)

- Requested private letter ruling on qualifying income status
- Interested in potential greenfield DRI opportunities
- Potential to deploy tolling/pass-through model
- Potential to diversify customer base and enhance value-add to steel industry

2013 Citi One-on-One MLP / Midstream

14

The Cokemaking Opportunity

SunCoke’s coke is competitive on price, quality and reliability,

providing us the opportunity to displace imported coke

Representative Delivered U.S. and Canada Coke Imports

Coke Prices $/ton

$320 5.1

$292 $294 4.9

$34 4.5

$294 3.3

$292

2.0 1.9

1.8

1.7 1.6

0.8

2005 2006 2007 2008 2009 2010 2011 2012 2013E 2014E

ss Imports SunCoke sales volumes

ss Source: CRU and Resource Net

Source: World Price (DTC), Coke Market Report, CRU and company estimates

2013 Ci ne-on-One MLP / Midstream 15

The Cokemaking Opportunity

Replace aging coke batteries operated by integrated steel producers

Aging Cokemaking Facilities

Average Age % of U.S. & Canada coke production

38

29%

27%

[Graphic Appears Here]

SXCP SunCoke U.S. & 30-40 40+

Canada years years

(excl

SXC &

SXCP)

56% of coke capacity is at facilities >30 years old

Source: CRU—The Annual Outlook for Metallurgical Coke 2012, company estimates

2013 Citi One-on-One MLP / Midstream

U.S. & Canada Coke Supply

Total 2012 Apparent Coke Demand: ~19 million tons

SunCoke*

22%

DTE Integrated

6% Steel

Producers

Other 58%

Merchant

& Foundry Imports

6% 8%

* Includes SXCP capacity

Source: CRU—The Annual Outlook for Metallurgical Coke 2013, company estimates

The Cokemaking Opportunity

We estimate nearly 4 million tons of capacity will be retired/replaced in coming years and another 4 million tons is potentially acquisition worthy

Market Analysis

Evaluation of all existing batteries in U.S. & Canada

Customer quality

Blast furnace competitiveness

Battery condition

Facilities with Potent Facilities with Potenti

for Replacement for Acquisition

19 batteries 6 batteries

4.0 million tons 4.1 million tons

SXC permitting new 660K In active discussions with

tpy facility in Kentucky owners of target assets

Source: CRU, Metallurgical Coke Market Outlook 2012; company analysis

2013 Citi One-on-One MLP / Midstream 17

The Cokemaking Opportunity

SXCP has preferential rights to potential new plant

SXC (our G.P.) is permitting a potential new plant

Permit submitted December 2012

12-18 months permit process

Will seek customer commitments once permit in hand

Lean engineering focus for new plant design

Must meet tougher new U.S. EPA requirements

Be capital efficient

Enhance operating efficiencies and flexibility

Logistics – both inbound coal and outbound coke are considerations

2013 Citi One-on-One MLP / Midstream

Potential Kentucky Site

Potential new plant site

Site of existing blast furnace steelmaking operation

The Coal Logistics Opportunity

	Lakeshore	Kanawha River Terminals ("KRT")
		Ohio West Virginia Ceredo Coal Terminal Quincy Coal Terminal Ceredo Liquids Terminal Belfry #5 Kentucky Coal Terminal Kentucky Railroad
Asset Overview	• Blends coal on site adjacent to SunCoke's Indiana Harbor facility • 10-year contract to provide services to Indiana Harbor	• Four coal handling/blending facilities with 30 million tons of annual collective capacity • Access to all U.S. East Coast, Gulf Coast and Great Lakes ports; plus 2 railroads at Ceredo • Serves 2 SunCoke facilities as well as steel, coal and utility companies
Location	East Chicago, Indiana	Central Appalachia assets on Ohio River system
Acquisition Price	$29.4 million	$86 million
Funding Structure	Cash	Cash & Revolver
Est. Annual EBITDA	~$5 million	~$12 million
Est. Annual Distributable CF	~$4 million	~$6 million (after financing costs)
Expected Closing	Q3 2013	Q4 2014

2013 Citi One-on-One MLP / Midstream 19

Q2 2013 PERFORMANCE

& FINANCIAL POSITION

2013 Citi One-on-One MLP / Midstream

SXCP Q2 2013 Highlights

Increased cash distribution per unit 2.4% for August payment; solid operating results and acquisitions provide a strong platform for future growth

Coke Production and Sales (in ‘000s of ton Adjusted EBITD($ in million

$ 37.0

455 458

443 $13.3

430

$29.7 $23.7

Q2 ‘12 Q2 ‘13

Coke Production Coke Sales Adj. EBITDA (1) Attributable to NCI/SXC

Q2 ‘12 Q2 ‘13 Adj. EBITDA (1) Attributable to Predecessor/SXCP

Net Income ($ in million Distributable Cash Flo($ in million

$18.7

$23.9 $13.2 1.38x

$11.7

Q2 ‘13 Minimum Q2 ‘ 13

Net Income Distributable Quarterly Coverage

Attributable to SXCP Cash Flow Cash Distributions Ratio

Q2 ‘12 Q2 ‘13

(1) For a definition and reconciliation of Adjusted EBITDA and distributable cash flow, please see appendix

2013 Citi One-on-One MLP / Midstream 21

SXCP Liquidity Position

A solid cash balance and undrawn $100 million revolver provide

SXCP the flexibility to seize potential new growth opportunities

$7.6 $3.8($4.8)

($ 13.8)

$26.4 • Ongoing($ 9.8) $115.6

$106.2 CapEx:

($1.9M) • $ 5.7M to SXC

• Pre-funded • $ 4.1M to

$43.7 environmental SXCP public $56.0

remediation: holders

($2.9M)

Reserved for

$62.5 environmental $59.6

remediation

Q1 2013 Q2 2013 Depreciation, Working Capital Cash Cash Q2 2013

Cash Net Income Depletion & Capital Expenditures Distribution Distribution Cash

Balance Amortization Changes/ to SXC for to all holders Balance

Other 35% interest including

SXC units

2013 Citi One-on-One MLP / Midstream 22

Liquidity & Debt

Both SXC and SXCP are well-capitalized to facilitate growth

($ in millions)	SXC	SXCP
Cash Position at 06/30/13[(1)]	$233	$116
Revolver Capacity	$148	$100
Total Liquidity	$381	$216
Total Debt [(2)]	$499	$150
Total Debt [(1)]/2013E Adjusted EBITDA[(4)]	2.8x	1.7x
Net Debt [(3)]	$266	$94
Net Debt /2013E Adjusted EBITDA[(4)]	1.5x	1.1x

- **SXC**
  - $400M 7.625% Senior Notes due 2019, rated B1/B+
  - $330M Term Loan B, rated Ba1/BB+ ($100M outstanding)
- **SXCP**
  - $150M 7.375% Senior Notes due 2020, rated B1/BB-

(1) For SXC, reflects cash position of $348 million net of the $116 million in cash attributable to SXCP. For SXCP, cash position at 6/30/13 includes $60 million of cash allocated and committed at the time of the IPO for environmental capital expenditures (YTD, $7.4 million spent at SXCP for environmental remediation)
(2) For SXC, reflects total debt position of $649 million net of total debt attributable to SXCP of $150 million
(3) For SXC, reflects total debt attributable to SXC less cash attributable to SXC. For SXCP, reflects total SXCP debt less SXCP's uncommitted cash position of $56 million ($116 million less $60 million remaining spend committed for environmental expenditures)
(4) Based on the mid-point of 2013 Adjusted EBITDA guidance attributable to SXC of $165-$190 million ($177.5M mid-point) and attributable to SXCP of $85.8 - $90.5 million ($88.2 million mid-point). Please see appendix for definition and reconciliation of Adjusted EBITDA

2013 Citi One-on-One MLP / Midstream 23

SXCP 2013 Outlook

Guidance below excludes expected benefit of Lakeshore and KRT acquisitions

($ and units in millions, except per unit data)	Prospectus 2013 Forecast	Proforma 2013 Outlook Low	Proforma 2013 Outlook High
Adjusted EBITDA attributable to SXCP[(1)]	**$85.8**	**$85.8**	**$90.5**
Less:			
Ongoing capital expenditures *(65% share of Haverhill and Middletown attributable to SXCP)*	9.1	8.5	8.5
Accrual for replacement capital expenditures	3.7	3.7	3.7
Cash interest *($150 million senior notes @ 7.375% plus $0.5 million revolver commitment fee)*	11.6	11.6	11.6
Estimated Distributable Cash Flow	**$61.4**	**$62.0**	**$66.7**
Excess distributable cash flow available for distribution	8.5	5.2	9.9
Total estimated annual distribution	**$52.9**	**$56.8**	**$56.8**
Expected annual distribution per unit[(3)]	**$1.65**	**$1.77**	**$1.77**
Total unit coverage ratio[(2)]	**1.16x**	**1.09x**	**1.17x**

(1) Adjusted EBITDA equals SXCP's 65% interest in Haverhill and Middletown's Adjusted EBITDA
(2) Total unit coverage ratio calculated as cash available for distribution divided by total estimated annual distributions.
(3) Based on expected Feb 2014 distribution of $0.4425, annualized.

2013 Citi One-on-One MLP / Midstream

24

Investor Relations:

630-824-1987

www.suncoke.com

APPENDIX

2013 Citi One-on-One MLP / Midstream

Definitions

Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for sales discounts and the interest, taxes, depreciation, depletion and amortization attributable to our equity method investment.

EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with customers of a portion of nonconventional fuel tax credits, which reduce our income tax expense. However, we believe our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit that is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also includes EBITDA attributable to our equity method investment. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance of the Company’s net assets. We believe Adjusted EBITDA is an important measure of operating performance and provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. Adjusted EBITDA is a measure of operating performance that is not defined by GAAP, does not represent and should not be considered a substitute for net income as determined in accordance with GAAP. Calculations of Adjusted EBITDA may not be comparable to those reported by other companies.

EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization.

Adjusted EBITDA attributable to SXC/SXCP equals Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests.

Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold. When applicable to Adjusted EBITDA attributable to SXC or SXCP, tons sold are prorated according to the respective ownership interest of SXC or SXCP as applicable.

2013 Citi One-on-One MLP / Midstream

Definitions

Distributable Cash Flow equals Adjusted EBITDA less net cash paid for interest expense, on-going capital expenditures, accruals for replacement capital expenditures, and cash distributions to noncontrolling interests. Distributable Cash Flow is a non-GAAP supplemental financial measure that management and external users of the Partnership’s financial statements, such as industry analysts, investors, lenders and rating agencies use to assess:

the Partnership’s operating performance as compared to other publicly traded partnerships, without regard to historical cost basis;

the ability of the Partnership’s assets to generate sufficient cash flow to make distributions to the Partnership’s unitholders;

the Partnership’s ability to incur and service debt and fund capital expenditures; and

the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.

The Partnership believes that Distributable Cash Flow provides useful information to investors in assessing the Partnership’s financial condition and results of operations. Distributable Cash Flow should not be considered an alternative to net income, operating income, cash flows from operating activities, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). Distributable Cash Flow has important limitations as an analytical tool because it excludes some, but not all, items that affect net income and net cash provided by operating activities and used in investing activities.

Additionally, because Distributable Cash Flow may be defined differently by other companies in the industry, the Partnership’s definition of Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Ongoing capital expenditures (“capex”) are capital expenditures made to maintain the existing operating capacity of our assets and/or to extend their useful lives. Ongoing capex also include new equipment that improves the efficiency, reliability or effectiveness of existing assets. Ongoing capex does not include normal repairs and maintenance, which are expensed as incurred, or significant capital expenditures. For purposes of calculating distributable cash flow, the portion of ongoing capex attributable to SXCP is used.

Replacement capital expenditures (“capex”) represents an annual accrual necessary to fund SXCP’s share of the estimated costs to replace or rebuild our facilities at the end of their working lives. This accrual is estimated based on the average quarterly anticipated replacement capital that we expect to incur over the long term to replace our major capital assets at the end of their working lives. The replacement capex accrual estimate will be subject to review and prospective change by SXCP’s general partner at least annually and whenever an event occurs that causes a material adjustment of replacement capex, provided such change is approved by our conflicts committee.

2013 Citi One-on-One MLP / Midstream

SXCP – Adjusted EBITDA and Distributable Cash Flow Reconciliations

($ in Millions)	As Reported Q1'13	Proforma[1] Adj.	Proforma[1] Q1'13	As Reported Q2'13	Full Year 2013 Guidance Proforma Low	Proforma High	As Reported Low	As Reported High
Net cash (used in) provided by operating activities	$ 5.7	$ (0.2)	$ 5.5	$ 38.0				
Depreciation	(7.6)		(7.6)	(7.6)				
Changes in working capital and other	25.8		25.8	(4.0)				
Net income	$ 23.9		$ 23.7	$ 26.4	$ 81.7	$ 91.9	$ 81.9	$ 92.1
Add:								
Depreciation	7.6		7.6	7.6	31.5	30.5	31.5	30.5
Interest expense, net	6.7		6.7	2.8	17.0	15.0	17.0	15.0
Income tax expense	3.9		3.9	0.2	4.7	4.7	4.7	4.7
Sales discounts	(0.6)		(0.6)	-	(0.6)	(0.6)	(0.6)	(0.6)
Adjusted EBITDA	$ 41.5		$ 41.3	$ 37.0	$ 134.3	$ 141.5	$ 134.5	$ 141.7
Adjusted EBITDA attributable to NCI	(11.4)	(3.4)	(14.8)	(13.3)	(48.5)	(51.0)	(45.1)	(47.6)
Adjusted EBITDA attributable to Predecessor/SXCP	$ 30.1		$ 26.5	$ 23.7	$ 85.8	$ 90.5	$ 89.4	$ 94.1
Less:								
Ongoing capex	(0.7)		(0.7)	(1.2)	(8.5)	(8.5)		
Replacement capex accrual	(0.9)		(0.9)	(0.9)	(3.7)	(3.7)		
Cash interest accrual	(2.9)		(2.9)	(2.9)	(11.6)	(11.6)		
Distributable cash flow	$ 25.6		$ 22.0	$ 18.7	$ 62.0	$ 66.7		
Quarterly Cash Distribution	13.2[2]		13.2[2]	13.5				
Distribution Coverage Ratio	1.94x		1.66x	1.38x				
Adjusted EBITDA per ton reconciliation								
Adjusted EBITDA	41.5		$ 41.3	$ 37.0				
Sales tons	448		448	458				
Adjusted EBITDA/ton	$ 92.6		$ 92.2	$ 80.8				

(1) Adjusted for the time period prior to the January 24, 2013 IPO date (January 1 -23, 2013)
(2) Based on minimum quarterly distribution amount of $0.4125

2013 Citi One-on-One MLP / Midstream

29

REFERENCE

2013 Citi One-on-One MLP / Midstream

Blast Furnaces and Coke

BEST IN CLASS in lbs/ST

Iron Iron ore/ Blast furnaces are the

pellets 3100

burden most efficient and proven

Scrap 198 method of reducing iron

Top Gas oxides into liquid iro

Flux Limestone 30

Fuel Coke 600 Coke is a vital material to

blast furnace steel makin

BEST IN CLASS in lbs/ST

Up to

Nat Gas We believe stronger,

80-120

Fuel Up to larger coke is becoming

Coal 120-180 more important as blast

furnaces seek to optimize

fuel need

Most efficient blast

furnaces requ

800 900 lbs/NTHM 1 short ton

of fuel to produce hot metal (NTHM)

a ton of hot met

2013 Citi One-on-One MLP / Midstream

Primary Cokemaking Processes

Advantages of Heat Recovery Advantages of By-Product

Negative Pressure Ovens Positive Pressure Ovens

Minimal fugitive emissions No air leaks into oven results in higher coal-to-coke

MACT standard for new batteries (1) yields

Cogeneration potential (steam or electricity) By-product use and value

More fungible by-product (power) Makes coke oven gas for steelmaking

No wall pressure limitations on coal blend No volatile matter limitations on coal blend

Higher turndown flexibility Smaller oven footprint for new and replacement ovens

Higher CSR coke quality High comfort level with >100 years of operating experience

Lower capital cost and simpler operation Natural gas pricing hedge

(1) Maximum Achievable Control Technology.

2013 Citi One-on-One MLP / Midstream 32

Detailed SXC/SXCP Organizational Structure



SunCoke Energy, Inc.
(NYSE: SXC)
100%
Sun Coal & Coke LLC
Common Units
Subordinated Units
100%
SunCoke Energy Partners GP LLC
35.0%
55.9% partnership interest
Public Unitholders Common Units
2.0% general partner interest / incentive distribution rights
42.1% partnership interest
Senior Notes Investors
35.0%
SunCoke Energy Partners, L.P.
(NYSE: SXCP)
65.0%
65.0%
Haverhill Coke Company LLC
Middletown Coke Company, LLC
Haverhill Cogeneration Company LLC
Middletown Cogeneration Company LLC
What Remains at SXC?
3 U.S. coking facilities with ~2.6 million tons of annual capacity
35% interest in Haverhill and Middletown with ~0.6 million tons (1) of annual capacity
Operation of 1 Brazil coking facility with ~1.7 million tons of annual capacity and 49% interest in VISA SunCoke JV in India
~113 million tons of high-quality metallurgical coal reserves
What is in SXCP?
65% interest in Haverhill and Middletown with ~1.1 million tons (1) of annual capacity

1. Net to SXC and SXCP's ownership interest in Haverhill and Middletown, respectively.

2013 Citi One-on-One MLP / Midstream
33

Omnibus Agreement

Omnibus Agreement

Purpose: governs interaction between MLP and Parent and protects MLP investors from certain Parent currently bears

Commercial / counterparty support

Non-compete with respect to commercial markets or development / M&A

Indemnifications for environmental, regulatory or other liabilities

MLP preferential rights or options to acquire third-party assets or assets from Parent

Support of Commercial Agreements

5 years from date of IPO

Parent makes MLP economically whole for customer default or execution of right to early termination (risk Parent currently bears 100%)

Purchase and remarketing of coke by Parent or other arrangement

Environmental Indemnificatio

Parent indemnifies MLP for all known environmental liabilities in excess of amount MLP retains for such obligations at IPO

Parent indemnifies MLP for all environmental liabilities that are discovered within 5 years, but which existed prior to date of IPO, subject to cap and deductible

Tenor – Period during which Parent controls MLP

MLP has preferential right to acquire third-party assets and a right of first offer on all current and future Sponsor cokemaking assets in U.S. or Canada

MLP will not have immediate rights to develop Kentucky project as it is currently being pursued by our Parent, but will have rights to acquire facility once complete

2013 Citi One-on-One MLP / Midstream